Northwestern Mutual Series Fund, Inc.

Large Cap Blend Portfolio

Supplement Dated November 14, 2011

to the

Summary Prospectus for the Large Cap Blend Portfolio Dated May 1, 2011

The following information supplements the Summary Prospectus for the Large Cap Blend Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2011 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus. Please retain this Supplement for future reference.

Terry Berkemeier, Director and Senior Portfolio Manager of Capital Guardian Trust Company (“CGTC”), has announced his plans to retire on December 31, 2011. As a result, he will no longer serve as portfolio manager for the Large Cap Blend Portfolio (“Portfolio”) effective October 31, 2011. Also, effective October 31, 2011, Mark D. Hickey replaced Mr. Berkemeier as a portfolio manager to the CGTC multiple portfolio manager system managing the Portfolio.

The summary for the Portfolio contained in the Prospectus is hereby amended to replace the corresponding information in the “PORTFOLIO MANAGEMENT” section of such summary:

“Portfolio Managers: Mark D. Hickey, Vice President of Capital International Research, Inc. (“CIRI”), an affiliate of CGTC, has been employed by CGTC or an affiliate since 2001 and began managing the Portfolio in 2011.

Theodore R. Samuels, Director and President of CGTC, has been employed by CGTC or an affiliate since 1981 and began managing the Portfolio in 2007.

Eric H. Stern, Senior Vice President of CGTC, and has been employed by CGTC or an affiliate since 1991 and began managing the Portfolio in 2008.

Alan J. Wilson, Director and Senior Vice President of CGTC, has been employed by CGTC or an affiliate since 1991 and began managing the Portfolio in 2007.”